UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2018

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00 Marina One East Tower Singapore		018936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)

On August 7, 2018, Wave Life Sciences Ltd. (the “Company”) held its 2018 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 29,322,267 ordinary shares issued and outstanding and eligible to vote as of the meeting date of August 7, 2018, a quorum of 24,778,875 ordinary shares, or 84.50%, of the eligible shares, was present in person or represented by proxy at the Annual Meeting.

(b)

The following actions were taken at the Annual Meeting, all of which are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on June 28, 2018 (the “Proxy Statement”). The final voting results for each of the proposals voted upon at the Annual Meeting are set forth below.

Proposal 1 (a) – (g)- Shareholders re-elected each of the Company’s seven existing directors to the Board of Directors for a term ending on the Company’s 2019 Annual General Meeting of Shareholders and his successor is duly elected and qualified, with the final votes cast as follows:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Vote
Paul B. Bolno, M.D.	24,594,452	57,630	22,381	104,412
Christian Henry	21,760,138	2,891,774	22,551	104,412
Peter Kolchinsky, Ph.D.	24,440,921	211,161	22,381	104,412
Koji Miura	22,183,931	2,468,151	22,381	104,412
Adrian Rawcliffe	22,183,931	2,468,151	22,381	104,412
Ken Takanashi	22,201,327	2,450,755	22,381	104,412
Gregory L. Verdine, Ph.D.	24,500,926	151,156	22,381	104,412

Proposal 2- Shareholders re-appointed KPMG LLP to serve as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2018, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of the Company’s 2019 Annual General Meeting of Shareholders, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
24,753,723	2,221	22,931	0

Proposal 3- Shareholders approved the Company’s payment of cash and equity-based compensation to the Company’s non-employee directors for their service on the Board of Directors and its committees, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
24,549,952	101,752	22,759	104,412

Proposal 4- Shareholders approved a general authorization for the directors of the Company to allot and issue ordinary shares of the Company, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
24,489,847	184,498	118	104,412

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.
Date: August 13, 2018	/s/ Paul B. Bolno, M.D.

Paul B. Bolno, M.D.
President and Chief Executive Officer